CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated September 22, 2000 to the Prospectus dated
December 28, 1999

On June 13, 2000 the Trust's Board of Trustees approved the following:

? The hiring of Rutabaga Capital Management LLC
("Rutabaga") as an additional investment adviser to Small
Capitalization Value Equity Investments ("Small Cap Value
Portfolio").  The Consulting Group, a division of SSB
Citi Fund Management LLC ("SSB Citi"), recommended
Rutabaga as an additional adviser in order to replace
David L. Babson & Co. which was terminated earlier this year, as well as to complement the investment style of the present active investment adviser, NFJ Investment
Group ("NFJ"). The hiring of Rutabaga resulted in the Small Cap Value Portfolio entering into an investment advisory agreement effective September 18, 2000 between SSB Citi and Rutabaga. Under the terms of the agreement, Rutabaga will be receiving a fee of 0.50% that is computed daily and paid monthly based on the value of the average net assets of the Small Cap Value Portfolio allocated to Rutabaga. Rutabaga, located in Boston, Massachusetts, was founded in 1999 and currently manages approximately $70 million in assets. With the hiring of Rutabaga, the structure of the Small Cap Value Portfolio will be as follows: 60% Mellon Capital Management
Corporation, 25% NFJ, and 15% Rutabaga .

Shareholders of the Small Cap Value Portfolio will soon receive an information statement regarding this change.


TK 2088S5